1290 FUNDS®

1290 Loomis Sayles Multi-Asset Income Fund

SUPPLEMENT DATED DECEMBER 8, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2022, AS SUPPLEMENTED ON AUGUST 18, 2022

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of 1290 Funds (“Trust”) dated March 1, 2022, as supplemented on August 18, 2022, regarding 1290 Loomis Sayles Multi-Asset Income Fund (“Fund”) (formerly known as 1290 DoubleLine Dynamic Allocation Fund). You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus and retain it for future reference. You can find the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The purpose of this Supplement is to provide you with information about changes to the Fund’s principal investment strategy and related principal risks.

The following changes are being made to the Summary Prospectus entitled “1290 Loomis Sayles Multi-Asset Income Fund – Class A (TNXAX), Class I (TNVDX) and Class R (TNYRX) Shares” and the section of the Fund’s Prospectus entitled “About the Funds – 1290 Loomis Sayles Multi-Asset Income Fund – Class A (TNXAX), Class T (TNXCX), Class I (TNVDX) and Class R (TNYRX) Shares”:

The section entitled “Investments, Risks, and Performance – Principal Investment Strategy” is amended to include the following sentence as a new second paragraph under the heading “Other Investments — ”:

The Fund also may invest in exchange-traded funds in seeking to carry out its investment strategies, including its call option strategies.

The section entitled “Investments, Risks, and Performance – Principal Investment Strategy” is amended to delete the first paragraph under the heading “Fixed Income Allocation — ” in its entirety and replace it with the following paragraph:

Fixed Income Allocation — The Fund’s fixed income allocation will consist primarily of fixed income securities, including, but not limited to, foreign and domestic corporate obligations, fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers, bank loans, commercial and residential mortgage-backed securities, asset-backed securities, collateralized loan obligations, floating or variable rate obligations, and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities, or sponsored corporations. The Fund’s fixed income allocation will typically range from approximately 20% to 75% of the Fund’s net assets. The Fund typically expects to invest approximately 10% to 40% of its net assets in investment grade securities, 10% to 60% of its net assets to non-investment grade securities, and up to 40% of its net assets in any of the following: bank loans, securitized instruments such as commercial and residential mortgage-backed securities, asset-backed securities, and collateralized loan obligations, floating or variable rate obligations, or emerging market debt. The Sub-Adviser seeks to identify fixed income securities that it believes offer attractive income and total return.

The section entitled “Investments, Risks, and Performance – Principal Risks” is amended to delete the paragraph entitled “Options Risk” in its entirety and replace it with the following paragraph:

Options Risk — The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. When the Fund writes a call option on an index, it gives up the opportunity to profit from an increase in the market value of the index above the exercise price. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of writing securities index options will depend upon the extent to which price movements in the Fund’s investment portfolio correlate with price movements of the securities index.

The section entitled “Investments, Risks, and Performance – Principal Risks” is amended to include the following information:

ETFs Risk — The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.

Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.